Basic and Diluted Net Loss Per Share	12 Months Ended
Dec. 31, 2013
Basic and Diluted Net Loss Per Share

Note 9. Basic and Diluted Net Loss Per Share

Basic net loss per share is computed by dividing the net loss by the weighted-average number of shares of common stock outstanding during the period.  Diluted net loss per share is computed by giving effect to all potential shares of common stock, including the Company’s convertible preferred stock, outstanding stock options, outstanding warrants, stock related to the nonvested early exercised stock options and stock related to nonvested restricted stock awards to the extent dilutive. Basic and diluted net loss per share was the same for each period presented as the inclusion of all potential common shares outstanding would have been anti-dilutive. The following table sets forth the computation of the Company’s basic and diluted net loss per share during the years ended December 31, 2013, 2012 and 2011 (in thousands, except per share data):

	Year Ended December 31,
	2013	2012	2011
Numerator:
Net loss	$(46,098)	$(35,390)	$(13,903)
Denominator:
Weighted-average common shares for basic and diluted net loss per share	33,155	22,353	21,678
Basic and diluted net loss per share	$(1.39)	$(1.58)	$(0.64)

Following is a table summarizing the potentially dilutive common shares that were excluded from diluted weighted-average common shares outstanding (in thousands):

	Year Ended December 31,
	2013	2012	2011
Shares of common stock issuable upon conversion of preferred stock	—	30,369	27,272
Shares of common stock issuable upon conversion of warrants	502	337	181
Shares of common stock subject to repurchase	37	100	58
Shares of common stock issuable under equity incentive plans outstanding	11,224	8,609	5,621
Potential common shares excluded from diluted net loss per share	11,763	39,415	33,132